Exhibit 31.2

        CERTIFICATION PURSUANT TO RULE 13a-14 OF THE SECURITIES EXCHANGE
                                  ACT OF 1934
           AS ADOPTED PURUSANT TO SECTION 302 OF THE SARBANES - OXLEY
                                  ACT OF 2002


I, Joseph J. Calabrese, Executive Vice President, Chief Financial Officer, Treasurer & Secretary of Harvey Electronics, Inc., (the "Registrant"), certify that:

1. I have reviewed this annual report on Form 10-K for the fiscal year ended October 28, 2006;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the years presented in this report.

4. The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the Registrant and we have:

     a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant is made known to us by others, particularly during the period in which this report is being prepared;

     b) Evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the year covered by this report based on such evaluation; and

     c) Disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the Registrant's auditors and the audit committee of Registrant's board of directors:

     a) All significant deficiencies and any material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

     b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.





Date: January 26, 2007

/s/ Joseph J. Calabrese
--------------------------------
Executive Vice President, Chief
Financial Officer, Treasurer &
Secretary